                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ John F. Akers
                                                      --------------------------
                                                          John F. Akers

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ H. Furlong Baldwin
                                                      --------------------------
                                                          H. Furlong Baldwin

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ Ronald C. Cambre
                                                      --------------------------
                                                          Ronald C. Cambre

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ Alfred E. Festa
                                                      --------------------------
                                                          Alfred E. Festa

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ Marye Anne Fox
                                                      --------------------------
                                                          Marye Anne Fox

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ John J. Murphy
                                                      --------------------------
                                                          John J. Murphy

Dated: March 3, 2005

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended
December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                                      /s/ Thomas A. Vanderslice
                                                      --------------------------
                                                          Thomas A. Vanderslice

Dated: March 3, 2005